United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 27, 2007


                      MARSHALL HOLDINGS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)

              000-27879                                88-0301278
        (Commission File Number)            (IRS Employer Identification No.)

        2555 East Washburn Road                          89081
        North Las Vegas, Nevada                       (Zip Code)
(Address of principal executive offices)

                                 (702) 317-2400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1)(i) On February 27, 2007, the Registrant terminated the client-auditor relationship between Lawrence Scharfman, CPAPC, ("Scharfman") certified public accountant and the Registrant.

     (ii) Scharfman's reports on the Registrant's financial statements for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Scharfman's report for the year ended December 31, 2005 raised substantial doubt about the Registrant's ability to continue as a going concern. Madsen & Associates, CPA's Inc., ("Madsen") served as Registrant's independent auditors for the fiscal year ended December 31, 2004. On March 20, 2006, the Registrant terminated the client-auditor relationship with Madsen. Form 8-K was duly filed by us on March 24, 2006 to reflect a change in our certifying accountant.

     (iii) The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

     (iv) During the two most recent fiscal years and any subsequent interim period through March 19, 2006, there have not been any disagreements between the Registrant and Scharfman on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-B Item 304(a)(1)(iv)(B) is not applicable.

     (a)(2) On February 27, 2007, the Registrant engaged Madsen & Associates, CPA's Inc., ("Madsen") certified public accountants, as the Registrant's independent accountant to report on the Registrant's balance sheet as of December 31, 2006, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Madsen was approved by the Registrant's Board of Directors.

     During the Registrant's most recent fiscal year and any subsequent interim period prior to the engagement of Madsen, neither the Registrant nor anyone on the Registrant's behalf consulted with Madsen regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Madsen's financial statements or (ii) any matter that was either the subject of a "disagreement" or an "event identified in response to paragraph (a)(1)(iv) of Regulation S-B, Items 304."

     (a)(3) The Registrant provided Scharfman with a copy of the disclosures contained in Item 4.01(a)(1) above. Scharfman's response is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.
             ----------------------
     None.

     (b)     Exhibits.
             --------

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

   99.1 Letter from Scharfman to the Registrant re: disclosures on this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2007.

                                        Marshall Holdings International, Inc.


                                        By /s/ Richard A. Bailey
                                           -------------------------------------
                                           Richard A. Bailey, President